Moody National REIT I, Inc. POS AM

EXHIBIT 10.102

PREPARED BY AND WHEN RECORDED MAIL TO: Gary F. Eisenberg, Esq. Perkins Coie LLP 30 Rockefeller Plaza, Floor 25 New York, NY 10112-0015

SECOND AMENDMENT TO MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

THIS SECOND AMENDMENT TO MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Amendment”) is dated as of September 30, 2014, by and German American Capital Corporation, a Maryland corporation(“Noteholder”), and Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company (“Assumptor”).

RECITALS

A.           On or about August 31, 2007, Citigroup Global Markets Realty Corp., a New York corporation (“Original Lender”), made a loan (the “Loan”) to Moody National CY Lyndhurst H, LLC, a Delaware limited liability company, Moody National CY Lyndhurst S, LLC, a Delaware limited liability company, and each of the parties listed on “Exhibit A” attached hereto (collectively “Original Borrower”), in the original principal amount of Thirty-Four Million Three Hundred Fifty Thousand and no/100 Dollars ($34,350,000.00).

B.           The Loan is evidenced by, among other things, that certain Fixed Rate Note dated August 31, 2007 (the “Note”) in the original principal amount of Thirty-Four Million Three Hundred Fifty Thousand and no/100 Dollars ($34,350,000.00) executed by Original Borrower in favor of Original Lender, as transferred to Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mortgage Pass-Through Certificates, Series 2008-C7 (“Wells Fargo”) pursuant to that certain Allonge executed by Original Lender, as further transferred to CGCMT 2008-C&Polito Avenue, LLC, a New Jersey Limited Liability Company (“CGCMT”), pursuant to that certain Allonge date September 13, 2010 executed by Wells Fargo, as further assigned to MTGLQ Investors, L.P., a Delaware limited partnership (“MTGLQ”) pursuant to that certain Allonge dated November 18, 2010 executed by CGCMT, as further assigned to Special Situations Investing Group II, LLC, a Delaware limited liability company (“Special Situations”) pursuant to that certain Allonge executed by MTGLQ, as further assigned to Noteholder pursuant to that certain Allonge executed by Special Situations, and Noteholder currently holds the Note.

C.           The Loan is secured by, among other things, (i) that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated August 31, 2007 (the “Mortgage”), executed by Original Borrower for the benefit of Original Lender, and covering the real and personal property more particularly described therein (the “Property”), recorded in the Office of the County Recorder of Berger County, New Jersey (the “Official Records”) in Book 16984, Page 845, as assigned pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing recorded in Book 1432, Page 174 in the Official Records, and as further assigned pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing and Other Loan Documents recorded in Book 540, Page 1290 in the Official Records, and as assumed, modified and amended by those certain Assumption Agreements described on Exhibit “B” attached hereto (collectively, the “Assumption Agreements”), and as further amended by that certain First Amendment to Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made as of February 29, 2008 and recorded in Book 1125, Page 369 in the Official Records (the “First Amendment”) and as assigned to Noteholder pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated May 1, 2013 and recorded on May 24, 2013, in Book V 1402, Page 1333 in the Official Records; and(ii) that certain Assignment of Leases and Rents (the “Assignment”), dated August 31, 2007, executed by Original Borrower for the benefit of Original Lender, recorded in the Official Records in Book 16984, Page 932, as amended by the Assumption Agreements and the First Amendment.

D.          The Note, the Mortgage, the Assignment and all of the other documents evidencing, securing, or relating to the Loan may be collectively referred to in this Amendment as the “Loan Documents.”

E.           Noteholder, Assumptor and other parties have entered into that certain Assumption and Loan Modification Agreement (the “Loan Modification Agreement”) which, among other things, assigns the Loan to Assumptor. Pursuant to the Loan Modification Agreement, Assumptor and Noteholder have agreed to execute this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assumptor and Noteholder hereby agree as follows:

1.           Security. The Mortgage is hereby amended to reflect that the Mortgage secures, among other things, the Note, the Loan and the Obligations (as defined in the Mortgage), as amended by the Loan Modification Agreement.

2.           Definitions. All references to the Note and any other Loan Document in the Mortgage shall be deemed to refer to such agreements, documents and instruments as modified, including by the Loan Modification Agreement. All references to the Loan shall be deemed to refer to the Loan as modified by the Loan Modification Agreement. All references to the Note or Notes shall be deemed to refer to the Note, as modified by the Loan Modification Agreement

3.           Full Force and Effect. Other than as amended hereby or by the Loan Modification Agreement, the Mortgage shall remain in full force and effect.

4.           Miscellaneous. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document. A facsimile or electronic copy of the signature pages of this Amendment shall be effective and binding upon the parties as if such signatures were original signatures. Should any provision of this Amendment be declared or determined by any court to be illegal or invalid, the validity of the remaining provisions of this Amendment shall not be affected thereby.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day above first written.

ASSUMPTOR:

Witnessed or Attested by:	Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company

	By:	/s/ Brett C. Moody
	Name:	Brett C. Moody
	Title:	President

STATE OF __________	:
	:	ss.
COUNTY OF ________	:

I CERTIFY that on September _____, 2014, ____________________________ personally came before me and this person acknowledged under oath, to my satisfaction, that:

(a)	this person signed, sealed and delivered the attached document as Authorized Signatory of ______, the ______________ of ___________ named in this document; and

(b)	this document was signed and made by the __________ as its voluntary act and deed by virtue of authority from its ________.

NOTARY PUBLIC

NOTEHOLDER:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By: Situs Holdings, LLC, a Delaware limited liability company d/b/a Hanover Street Capital Partners, acting in its capacity as servicer and not individually

By:	/s/ Allen Hanson
Name:	Allen Hanson
Title:	Managing Director

Witnessed or Attested by:
_______________________________________ :

STATE OF__________	:
	:	ss.
COUNTY OF________	:

I CERTIFY that on September _____, 2014, ____________________________ personally came before me and this person acknowledged under oath, to my satisfaction, that:

(a)	this person signed, sealed and delivered the attached document as Authorized Signatory of ______, the ______________ of German American Capital Corporation named in this document; and

(b)	this document was signed and made by the __________ as its voluntary act and deed by virtue of authority from its ________.

NOTARY PUBLIC

  Exhibit A to Amendment to Mortgage

TIC CY Lyndhurst 1, LLC, a Delaware limited liability company
TIC CY Lyndhurst 2, LLC, a Delaware limited liability company
TIC CY Lyndhurst 3, LLC, a Delaware limited liability company
TIC CY Lyndhurst 4, LLC, a Delaware limited liability company
TIC CY Lyndhurst 5, LLC, a Delaware limited liability company
TIC CY Lyndhurst 6, LLC, a Delaware limited liability company
TIC CY Lyndhurst 7, LLC, a Delaware limited liability company
TIC CY Lyndhurst 8, LLC, a Delaware limited liability company
TIC CY Lyndhurst 10, LLC, a Delaware limited liability company
TIC CY Lyndhurst 12, LLC, a Delaware limited liability company
TIC CY Lyndhurst 13, LLC, a Delaware limited liability company

Exhibit B to Amendment to Mortgage

Assumption Agreement dated as of September 28, 2007 and recorded in Official Records Book 1093, Page 255 of the Records, that certain Assumption Agreement dated as of September 28, 2007, and recorded in Official Records Book 1093, Page 271 of the Records, that certain Assumption Agreement dated as of September 28, 2007, and recorded in Official Records Book 1093, Page 287 of the Records, that certain Assumption Agreement dated as September 28, 2007 and recorded in Official Records Book 1093, Page 3 02 of the Records, that certain Assumption Agreement dated as of September 28, 2007 and recorded in Official Records Book 1093, Page 318 of the Records, that certain Assumption Agreement dated as of September 28, 2007 and recorded in Official Records Book 1093, Page 334 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 126 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 142 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 158 of the Records, that certain Assumption Agreement dated as of October 31,2007 and recorded in Official Records Book 1100, Page 174 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 11 00, Page 190 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 206 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 222 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 238 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 254 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 270 of the Records, that certain Assumption Agreement dated as of November 29, 2007 and recorded in Official Records Book 1101, Page 146 of the Records, that certain Assumption Agreement dated as of December 14, 2007 and recorded in Official Records Book 1102, Page 337 of the Records, that certain Assumption Agreement dated as of January 10, 2008 and recorded in Official Records Book 17174, Page 786 of the Records, that certain Assumption Agreement dated as of January 10, 2008 and recorded in Official Records Book 17174, Page 802 of the Records, that certain Assumption Agreement dated as of January 10, 2008 and recorded in Official Records Book 17174, Page 818 of the Records and that certain Assumption Agreement dated as of January 30, 2008 and recorded in Official Records Book 1106, Page 049 of the Records